                                                                  EXHIBIT 10(m)


================================================================================

                          NEWMONT MINING CORPORATION
                      ANNUAL INCENTIVE COMPENSATION PLAN

                       (Effective as of January 1, 2000)

                          NEWMONT MINING CORPORATION
                      ANNUAL INCENTIVE COMPENSATION PLAN

                       (Effective as of January 1, 2000)

     The Board of Directors of Newmont Mining Corporation, a Delaware corporation (the "Company"), hereby adopts the Newmont Mining Corporation Annual Incentive Compensation Plan (the "Plan"), effective as of January 1, 2000 (the "Effective Date").

                                    PURPOSE
                                    -------

     The purpose of the Plan is to provide to employees of the Company and its Affiliated Entities (defined herein) that participate in the Plan a more direct interest in the success of the operations of the Company by rewarding their successful efforts to maximize cash flow, minimize production costs, expand reserves, and develop new capital projects in an optimal manner. Employees of the Company and participating Affiliated Entities will be rewarded in accordance with the terms and conditions described below.

                                   ARTICLE I
                                   ---------

                                  DEFINITIONS
                                  -----------

     1.1  "Actual Cash Flow per Share" means the actual Cash Flow per Share for
           --------------------------
the year, as determined by the Company.

     1.2  "Actual Earnings per Share" means the actual Earnings per Share for
           -------------------------
the year, as determined by the Company.

     1.3  "Actual Leaching Cost per Ton/Tonne" means, with respect to a
           ----------------------------------
particular Site, the actual Leaching Cost per Ton/Tonne for that Site for the year, as determined by the Company.

     1.4  "Actual Milling Cost per Ton/Tonne" means, with respect to a
           ---------------------------------
particular Site, the actual Milling Cost per Ton/Tonne for that Site for the year, as determined by the Company.

     1.5  "Actual Operating Cash Flow" means, with respect to a particular Site,
           --------------------------
the actual Operating Cash Flow for that Site for the year, as determined by the Company.

     1.6  "Actual Support Cost" means, with respect to a particular Site, the
           -------------------
actual Support Cost for that Site for the year, as determined by the Company.

     1.7  "Actual Surface Mining Cost per Ton/Tonne" means, with respect to a
           ----------------------------------------
particular Site, the actual Surface Mining Cost per Ton/Tonne for the year, as determined by the Company.

     1.8  "Actual Total Consolidated Cost per Equivalent Ounce" means the actual
           ---------------------------------------------------
Total Consolidated Cost per Equivalent Ounce for the year, as determined by the Company.

     1.9  "Actual Total Cost per Ounce" means, with respect to a particular
           ---------------------------
Site, the actual Total Cost per Ounce (or pound, as applicable) for the year, as determined by the Company,

     1.10 "Actual Underground Mining Cost per Ton" means, with respect to a
           --------------------------------------
particular Site, the actual Underground Cost per Ton for the year, as determined by the Company.

     1.11 "Affiliated Entity(ies)" means any corporation or other entity, now or
           ----------------------
hereafter formed, that is or shall become affiliated with the Company, either directly or indirectly, through stock ownership, control or otherwise, as determined by the Company, including but not limited to Newmont Gold Company, a Delaware corporation ("NGC").

     1.12 "Area of Primary Responsibility" means the Site and Unit to which an
           ------------------------------
Employee has been assigned by the Company for purposes of calculating the Employee's Performance Bonus.

     1.13 "Batu Hijau Unit" means those Employees whose Area of Primary
           ---------------
Responsibility is the Company's Batu Hijau operations.

     1.14 "Board" means the Board of Directors of the Company.
           -----

     1.15 "Bonus Eligible Earnings" means the total base salary earnings of the
           -----------------------
Employee during the calendar year. If an Employee is absent from work because of a work-related injury, the Employee's "Bonus Eligible Earnings" will be determined by his actual gross W-2 base earnings during the Plan Year. In the case of a Terminated Eligible Employee who is Disabled, "Bonus Eligible Earnings" will be determined by his actual gross W-2 base earnings, including short-term disability pay received during the Plan Year, but excluding pay from any other source. If an Employee dies during the Plan Year, the "Bonus Eligible Earnings" for such Terminated Eligible Employee will be determined by his actual gross W-2 base earnings. If an Employee is on active military duty during a Plan Year, the "Bonus Eligible Earnings" will be determined by his actual gross W-2 base earnings during the Plan Year, exclusive of any military pay. If an Employee does not receive a W-2, his "Bonus Eligible Earnings" shall be determined on the basis of his actual gross base earnings for the Plan Year, or portion thereof, as shown on the payroll records of the Company or the Participating Employer. In all cases, an Employee's "Bonus Eligible Earnings" shall be computed before reduction for pre-tax contributions to an employee benefit plan of the Company pursuant to Section 401(k) or Section 125 of the Code. In the event of a Change of Control the Bonus Eligible Earnings of each Eligible Employee shall be equal to such Employee's base salary, on an annualized basis, as of the date immediately preceding the Change of Control and, in the case of a Terminated Eligible Employee, such Employee's base salary for the Plan Year through the date of termination of employment.

     1.16 "Cash Flow per Share" means the "cash flow from operations" for the
           -------------------
year from the consolidated cash flow statement of the Company divided by the weighted average shares outstanding during the year, as determined by the Company.

     1.17 "Cash Flow per Share Performance Percentage" means the Actual Cash
           ------------------------------------------
Flow per Share for the year divided by the Target Cash Flow per Share, with the result multiplied by 100, as determined by the Company.

     1.18 "Change of Control" means:
           -----------------

          (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company,
(ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section; or

          (b) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Company; or

          (c) Consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

     1.19 "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time.

     1.20 "Company" means Newmont Mining Corporation, and where the context
           -------
requires, any Affiliated Entity that has become a Participating Employer.

     1.21 "Compensation Committee" means the Compensation Committee of the
           ----------------------
Board.

     1.22 "Consolidated Unit" means those Employees whose Area of Primary
           -----------------
Responsibility is the corporate office of the Company, and those Employees assigned to non-operational projects.

     1.23 "Disability" means a condition such that the Employee has terminated
           ----------
employment with the Company and/or all Participating Employers with a qualifying disability and has immediately begun receiving benefits from a long-term disability plan of the Company or a Participating Employer.

     1.24 "Earnings per Share" means the reported Earnings per Share of the
           ------------------
Company adjusted for the tax-affected amount of the financial accounting impact of "mark-to-market" adjustments relating to the long-dated call options sold by the Company before extraordinary items for the relevant Plan Year, as determined by the Company.

     1.25 "Earnings per Share Performance Percentage" means Actual Earnings per
           -----------------------------------------
Share for the year divided by Target Earnings per Share, with the result multiplied by 100, as determined by the Company.

     1.26 "Employee" means a full-time, salaried employee of the Company and/or
           --------
a Participating Employer, excluding temporary or leased employees. For purposes of this Plan, an employee is any individual who provides services to the Company as a common law employee. An Employee shall not include any individual (i) who provides services to the Company and/or a Participating Employer under an agreement, contract, or any other arrangement pursuant to which the individual is initially classified as an independent contractor by the Company and/or a Participating Employer, or (ii) whose remuneration for services has not been treated initially as subject to the withholding of federal income tax pursuant to Section 3401 of the Code even if the individual is subsequently reclassified as a common law employee as a result of a final decree of a court of competent jurisdiction or the settlement of an administrative or judicial proceeding.

     1.27 "Exploration Team" means those Employees whose Area of Primary
           ----------------
Responsibility is associated with the generation of reserves and who are designated by the Company as members of such a Team.

     1.28 "Key Objectives" means the key results expected by the end of the
           --------------
review period for an Employee, as established and administered through the Company's performance management system.

     1.29 "Leaching Cost per Ton/Tonne" means, with respect to a particular
           ---------------------------
Site, the total Site leaching costs divided by the total leach tons/tonnes placed for that Site, as determined by the Company.

     1.30 "Mesquite Unit" means those Employees whose Area of Primary
           -------------
Responsibility is the Company's Mesquite operations.

     1.31 "Milling Cost per Ton/Tonne" means, with respect to a particular Site,
           --------------------------
the total Site milling costs divided by the total tons/tonnes milled from that Site, as determined by the Company.

     1.32 "Minahasa Raya Unit" means those Employees whose Area of Primary
           ------------------
Responsibility is the Company's Minahasa Raya operations.

     1.33 "Minera Yanacocha Unit" means those Employees whose Area of Primary
           ---------------------
Responsibility is the Company's Minera Yanacocha operations.

     1.34 "Mining Cost per Ton/Tonne Performance Percentage" means, with respect
           ------------------------------------------------
to a particular Site with underground mining, the sum of (a) one plus the quotient of Target Underground Mining Cost per Ton for the Site minus the Actual Underground Mining Cost per Ton for that Site divided by the Target Underground Mining Cost per Ton for that Site, plus (b) one plus the quotient of Target Surface Mining Cost per Ton/Tonne for the Site minus the Actual Surface Mining Cost per Ton/Tonne for that Site divided by the Target Surface Mining Cost per Ton/Tonne, with the result divided by 2 and then multiplied by 100, as determined by the Company. For a Site without underground mining, it means the calculation described in (b), with the result multiplied by 100.

     1.35 "Nevada Unit" means those Employees whose Area of Primary
           -----------
Responsibility is the Company's Nevada operations.

     1.36 "Operating Cash Flow" means, with respect to a particular Site, the
           -------------------
"cash flow from operations" from the cash flow statement for the year. Except for the "Consolidated Unit," there shall be a constant commodity price adjustment made to "cash flow from operations." The Operating Cash Flow shall be determined by the Company.

     1.37 "Operating Cash Flow Performance Percentage" means, with respect to a
           ------------------------------------------
particular Site, the Actual Operating Cash Flow for the Site divided by the Target Operating Cash Flow for that Site, with the result multiplied by 100, as determined by the Company.

     1.38 "Participating Employer" means the Company and any Affiliated Entity
           ----------------------
that the Company determines shall participate in the Plan.

     1.39 "Pay Grade" means those jobs sharing a common salary range, as
           ---------
designated by the Company. If the Pay Grade of an Employee changes during a Plan Year, the bonus payable to such Employee shall be calculated on a pro rata basis in accordance with the provisions of Section 6.1.

     1.40 "Performance Bonus" means, with respect to each Site and Unit, the
           -----------------
bonus payable to an Employee based on the performance of such Employee's Site Team and Unit, as set forth in Section 3.1.

     1.41 "Performance Distribution Guidelines" means the percent of all
           -----------------------------------
salaried Employees classified in each of the Company's designated performance categories as assigned by the Company.

     1.42 "Performance Rating Category" means one of the following categories
           ---------------------------
used to classify the performance of Employees and Teams in accordance with the Company's performance management system: "Exceptional," "Exceeds Expectations," "Meets Expectations," and "Needs Development."

     1.43 "Personal Performance Bonus" means the bonus payable to an Employee
           --------------------------
based on the individual performance of such Employee, as set forth in Section
4.2.

     1.44 "Personal Performance Percentage" means the percentage determined by
           -------------------------------
the Company that shall apply to each Employee in accordance with Table II in
Section 4.1.

     1.45 "Plan Year" means the calendar year.
           ---------

     1.46 "Position(s)" means the defined job(s) held by an Employee during the
           -----------
Plan Year.

     1.47 "Processing Cost per Ton/Tonne Performance Percentage" means, with
           ----------------------------------------------------
respect to a particular Site with milling and leaching, the sum of (a) one plus the quotient of Target Milling Cost per Ton/Tonne for the Site minus the Actual Milling Cost per Ton/Tonne for that Site, divided by the Target Milling Cost per Ton/Tonne for that Site, plus (b) one plus the quotient of Target Leaching Cost per Ton/Tonne for the Site minus the Actual Leaching Cost per Ton/Tonne for that Site, divided by the Target Leaching Cost per Ton/Tonne, with the result divided by 2 and then multiplied by 100, as determined by the Company. For a Site with just milling, it means the calculation in (a), with the result multiplied by
100. For a Site with just leaching, it means the calculation in (b), with the result multiplied by 100.

     1.48 "Retirement" means termination of employment with the Company and/or
           ----------
all Participating Employers by an Employee who immediately begins to receive benefits from a defined benefit plan of the Company or a Participating Employer.

     1.49 "Severance" means the termination of employment with the Company
           ---------
and/or all Participating Employers because of an event entitling the Employee to benefits under the terms of the Severance Pay Plan of Newmont Gold Company or the Company if the Employee immediately begins receiving benefits under the terms of the Severance Pay Plan.

     1.50 "Site" means the mining location to which an Eligible Employee is
           ----
assigned for purposes of Article III.

     1.51 "Site Support Cost Percentage" means, with respect to a particular
           ----------------------------
Site, one plus the quotient of Target Support Cost for that Site, minus the Actual Support Cost for that Site, divided by the Target Support Cost for that Site, with the result multiplied by 100, as determined by the Company.

     1.52 "Site Team" means either the Mining, Processing or Support Team to
           ---------
which an Eligible Employee is assigned at a Site or Unit for purposes of Article III.

     1.53 "Support Cost" means the cost of supporting the mining activities at a
           ------------
particular Site or Sites as determined by the Company and approved by the Compensation Committee.

     1.54 "Support Cost Performance Percentage" means generally, with respect to
           -----------------------------------
a particular Site, the sum of (a) the Site Support Cost Percentage, plus (b) the Mining Cost per Ton/Tonne Percentage, plus (c) the Processing Cost per Ton/Tonne Percentage, divided by 3, as determined by the Company. In the case of the Nevada Support Team, the Mining Cost per Ton/Tonne Percentage and Processing Cost per Ton/Tonne Percentage shall be those as determined by the three mining Sites serviced by that Support Team and the sum of those Mining Cost per Ton/Tonne Percentages and Processing Cost per Ton/Tonne Percentages, plus the Site Support Cost Percentage for the Nevada Operation, shall be divided by 7 rather than 3. In the case of the other Site Support Teams, the Support Cost Percentage shall be determined by adding to the Site Support Cost Percentage, the applicable Mining Cost per Ton/Tonne Percentage and/or Processing Cost per Ton/Tonne Percentage and dividing the sum by the number of elements in the numerator.

     1.55 "Surface Mining Cost per Ton/Tonne" means, with respect to a
           ---------------------------------
particular Site, the total surface mining costs for that Site divided by the total surface tons/tonnes mined, as determined by the Company.

     1.56 "Target Cash Flow per Share" means the target Cash Flow per Share
           --------------------------
established by the Compensation Committee for the year.

     1.57 "Target Earnings Per Share" means the target Earnings Per Share for a
           -------------------------
Plan Year (but not in excess of $2.00) as established by the Compensation Committee.

     1.58 "Target Leaching Cost per Ton/Tonne" means, with respect to a
           ----------------------------------
particular Site, the target Leaching Cost per Ton/Tonne for that Site established by the Compensation Committee for the year.

     1.59 "Target Milling Cost per Ton/Tonne" means, with respect to a
           ---------------------------------
particular Site, the target Milling Cost per Ton/Tonne for that Site established by the Compensation Committee for the year.

     1.60 "Target Operating Cash Flow" means, with respect to a particular Site,
           --------------------------
the target Operating Cash Flow for that Site established by the Compensation Committee for the year.

     1.61 "Target Support Cost" means, with respect to a particular Site, the
           -------------------
target Support Cost for that Site established by the Compensation Committee for the year.

     1.62 "Target Surface Mining Cost per Ton/Tonne" means, with respect to a
           ----------------------------------------
particular Site, the target Surface Mining Cost per Ton/Tonne for that Site established by the Compensation Committee for the year.

     1.63 "Target Total Consolidated Cost per Equivalent Ounce" means the target
           ---------------------------------------------------
Total Consolidated Cost per Equivalent Ounce established by the Compensation Committee for the year.

     1.64 "Target Total Cost per Ounce" means, with respect to a particular
           ---------------------------
Site, the target Total Cost per Ounce (or pound, as applicable) for that Site established by the Compensation Committee for the year.

     1.65 "Target Underground Mining Cost per Ton" means, with respect to a
           --------------------------------------
particular Site, the target Underground Mining Cost per Ton for that Site established by the Compensation Committee for the year.

     1.66 "Team" means the designated group of Employees to which an Employee is
           ----
assigned for purposes of Article V. Each Employee shall be assigned to a Team within 30 days of the date the Employee becomes eligible for participation in the Plan.

     1.67 "Team Performance Bonus" means the bonus payable to an Employee
           ----------------------
designated as a member of an Exploration Team, or any other Team designated by the Compensation Committee, based on the performance of the Team of which the Employee is a member, as set forth in Section 5.2.

     1.68 "Team Performance Percentage" means the percentage to be applied to
           ---------------------------
determine the Team Performance Bonus in accordance with the provisions of
Article V, which percentage shall be determined by the appropriate officer of the Company pursuant to Section 5.1.

     1.69 "Terminated Eligible Employee" means an Employee who terminates
           ----------------------------
employment with the Company and/or a Participating Employer during the Plan Year on account of death, Retirement, Disability, or Severance. The Vice President of Human Resources of the Company or NGC may, in his sole discretion, also designate in writing other Employees who terminate employment during the Plan Year under other circumstances as "Terminated Eligible Employees".

     1.70 "Total Consolidated Cost per Equivalent Ounce" shall be determined
           --------------------------------------------
based upon the Gold Institute Standard plus G&A divided by the equivalent equity ounces produced, with copper converted to gold based upon $300 per ounce gold and $.80 per ounce copper, as determined by the Company.

     1.71 "Total Consolidated Cost per Equivalent Ounce Performance Percentage"
           -------------------------------------------------------------------
means one plus the quotient of the Target Total Consolidated Cost per Equivalent Ounce minus the Actual Total Consolidated Cost per Equivalent Ounce for the year divided by the Target Total Consolidated Cost per Equivalent Ounce, with the result multiplied by 100, as determined by the Company.

     1.72 "Total Cost per Ounce" means, with respect to a particular Site, the
           --------------------
total cost per ounce for the Site as reported using the Gold Institute Standard, except foreign currency translation gains or losses shall be excluded and the total costs shall be adjusted for byproduct gold credit at budgeted price. In the case of the Batu Hijau Site, the total cost shall be calculated on a total cost per pound basis. The Total Cost per Ounce shall be determined by the Company.

     1.73 "Total Cost per Ounce Performance Percentage" means, with respect to a
           -------------------------------------------
particular Site, one plus the quotient of Target Total Cost per Ounce for that Site minus the Actual Total Cost per Ounce for that Site for the year, divided by the Target Total Cost per Ounce for that Site, with the result multiplied by 100, as determined by the Company. In the case of the Batu Hijau Site, the percentage will be the total cost per pound percentage.

     1.74 "Underground Mining Cost per Ton"  means, with respect to a particular
           -------------------------------
Site, the total underground mining costs for that Site divided by the total underground tons mined.

     1.75 "Unit" means the unit of Employees to which an Employee is assigned
           ----
for purposes of Article III. Each Employee shall be assigned to a Unit within 30 days of the date the Employee becomes eligible for participation in the Plan.

     1.76 "Uzbekistan Unit" means those Employees whose Area of Primary
           ---------------
Responsibility is the Company's Zarafshan-Newmont operations in Uzbekistan.

                                  ARTICLE II
                                  ----------

                                  ELIGIBILITY
                                  -----------

     All Employees of the Company and/or a Participating Employer are potentially eligible to receive a bonus payment under the Plan, provided (i) they are on the payroll of the Company and/or a Participating Employer as of the last day of the Plan Year, or (ii) they are a Terminated Eligible Employee with respect to such Plan Year. Employees who are on short-term disability under the Company's short-term disability policy or not working because of a work-related injury as of the last day of the Plan Year shall be eligible to receive a bonus under clause (i). Notwithstanding the foregoing provisions of this Article II, the Compensation Committee may, prior to the end of any Plan Year, exclude from eligibility for participation under this Plan with respect to such Plan Year any Employee or Employees, as the Compensation Committee may determine in its sole discretion.

                                  ARTICLE III
                                  -----------

                               PERFORMANCE BONUS
                               -----------------

     3.1  Determination of Performance Bonus. For each Plan Year, the
          ----------------------------------
Performance Bonus for each Eligible Employee will be determined pursuant to the following provisions:
          (a) The appropriate weighting factors and performance factors for each Eligible Employee shall be determined in accordance with Appendix A, depending upon the Eligible Employee's Pay Grade, Site Team and Unit. The applicable weighting factor for each performance factor for each Eligible Employee shall then be multiplied by the applicable Bonus Payout as a Percentage of Target percentage in subsection (d) below and the results summed to determine the aggregate Performance Bonus percentage for each Eligible Employee for the year or, in the case of Pay Grades 102 and below, for the Team Performance Bonus percentage for the applicable calendar quarter. For example, if an Eligible Employee is assigned to the Mining Site Team at a particular location, and if the Eligible Employee is in Pay Grade 102 or below, the Eligible Employee's quarterly Team Performance Bonus would be determined by converting the Mining Cost per Ton Performance Percentage for that Site pursuant to the Bonus Payout Schedule set forth below in subsection (d) and then multiplying that result by 75%. That percentage shall then be multiplied times (a) the applicable Target Performance level from the table set forth below in
               Section 3.2 and by (b) the Eligible Employee's Bonus Eligible Earnings for the quarter. The remainder of the bonus, determined on an annual basis, would be determined by converting the Total Cost per Ounce Performance Percentage for that Site pursuant to the Bonus Payout Schedule set forth below in subsection (d) and then multiplying that result by 10%, converting the Operating Cash Flow Performance Percentage for that Site pursuant to the Bonus Payout Schedule set forth below in subsection (d) and then multiplying that result by 10%, converting the Cash Flow per Share Performance Percentage for that Site pursuant to the Bonus Payout Schedule set forth below in subsection (d) and then multiplying that result by 5% and adding the resultant amounts to determine the percentage that shall then be multiplied times (a) the applicable Target Performance level from the table set forth below in Section 3.2 and by (b) the Eligible Employee's Bonus Eligible Earnings.

          (b) When calculating Performance Percentages, there is a cap of 120% for each percentage calculated.

          (c) If an Eligible Employee changes Pay Grades, Teams, Sites or Units during the year, a prorata calculation shall be made based upon the number of days spent in each applicable Pay Grade, job, Team, Site or Unit, as applicable.

          (d)                            SCHEDULE
                                         --------
               ------------------------------------------------------------
                  Performance                             Bonus Payout
               ------------------------------------------------------------
                   Percentage                        as a Percent of Target
               ------------------------------------------------------------
                   100 (Target)                              100%
               ------------------------------------------------------------
                       105                                   125%
               ------------------------------------------------------------
                       110                                   150%
               ------------------------------------------------------------
                       115                                   175%
               ------------------------------------------------------------
                   120 or more                               200%
               -------------------------------------------------------------

If the Performance Percentage of a measure falls below 100, the Bonus Payout as a Percent of Target shall be the same as the Performance Percentage. If the Performance Percentage of a measure falls between the various Performance Percentages set forth in the foregoing Schedule, then the Bonus Payout as a Percent of Target percentages set forth in the foregoing Schedule shall be interpolated so that such percentage bears the same relationship to the Performance Bonus as a Percent of Target percentages for the two closest Performance Percentages.

     The Compensation Committee may, in its sole discretion, adjust the Performance Percentage of any measure or otherwise increase the Performance Bonus otherwise payable in order to reflect changed circum`stances or such other matters as the Compensation Committee deems appropriate.

     3.2  Determination of Target Performance Level. An Employee's Target
          -----------------------------------------
Performance Level is determined by the Employee's Pay Grade pursuant to the following Table I (Table IA for Employees designated as members of an Exploration Team or other Team):

                                    TABLE I
                                    -------
                                   Non-Team
                -------------------------------------------
                       Pay                     Target
                      Grade              Performance Level
                       203                     67%
                       202                     40%
                     200-201                   33%
                     113-114                   27%
                     111-112                   20%
                       110                     17%
                       109                     13%
                     107-108                   15%
                     105-106                   10%
                     103-104                    5%
                      11-102                    5%
                -------------------------------------------


                                    TABLE IA
                                    --------
                                      Team
                -------------------------------------------
                       Pay                     Target
                      Grade              Performance Level
                     113-203                   N/A
                     111-112                 10.000%
                       110                    7.500%
                       109                    5.000%
                     107-108                  6.000%
                     105-106                  4.130%
                     103-104                  2.500%
                      11-102                  2.500%

                -------------------------------------------

     3.3  Terminated Eligible Employees. Terminated Eligible Employees shall be
          -----------------------------
eligible to receive a Performance Bonus based upon the target performance criteria applicable to such Eligible Employees from Appendix A for the applicable Team, Site and Unit.

                                  ARTICLE IV
                                  ----------

                          PERSONAL PERFORMANCE BONUS
                          --------------------------

     4.1  Personal Performance Level. At the end of the Plan Year, each
          --------------------------
Employee's supervisor will evaluate the Employee and rate the Employee's personal performance level. The Personal Performance Bonus for the Chairman and Chief Executive Officer of the Company shall be determined by the Compensation Committee. In accordance with the Company's performance management system, the supervisor will rate the degree to which the Employee met the Key Objectives that were established for the Employee during the Plan Year. Each Employee will be rated by the Employee's supervisor in one of the Company's Performance Rating Categories. In conjunction with these ratings, the Company will assign a Personal Performance Percentage for the Employee from within the applicable ranges set forth in the following Table II. The distribution of Personal Performance Ratings and Personal Performance Percentages will be reviewed annually by an executive review committee for internal equity and consistency.

                                   TABLE II
                                   --------

- --------------------------------------------------------------------------------

     Performance Rating Category              Personal Performance Percentages
                                                    (Percentage of Target
                                                 Performance Bonus Payable)
- --------------------------------------------------------------------------------
             Exceptional                                  151%-200%
- --------------------------------------------------------------------------------
          Exceeds Expectations                            101%-150%
- --------------------------------------------------------------------------------
           Meets Expectations                              26%-100%
- --------------------------------------------------------------------------------
           Needs Development                                0%-25%
- --------------------------------------------------------------------------------

     4.2  Determination of Personal Performance Bonus. Subject to Section 4.3,
          -------------------------------------------
an Employee's Personal Performance Bonus is calculated by multiplying (x) the Employee's Bonus Eligible Earnings by (y) the Personal Performance Percentage determined pursuant to Section 4.1 and (z) multiplying that product by the applicable Target Personal Performance Level, as set forth in the following Table III (Table IIIA for Employees designated as members of an Exploration Team or other Team):

                                   TABLE III
                                   ---------
                                   Non-Team
                -------------------------------------------
                       Pay                     Target
                      Grade              Performance Level
                       203                    33.00%
                       202                    20.00%
                     200-201                  17.00%
                     113-114                  13.00%
                     111-112                  10.00%
                       110                     8.00%
                       109                     7.00%
                     107-108                   9.00%
                     105-106                   6.50%
                     103-104                   4.00%
                      11-102                    N/A
                -------------------------------------------

                                  TABLE IIIA
                                  ----------
                                     Team
                -------------------------------------------
                       Pay                     Target
                      Grade              Performance Level
                     113-203                     N/A
                     111-112                  10.000%
                       110                     7.500%
                       109                     5.000%
                     107-108                   6.000%
                     105-106                   4.130%
                     103-104                   2.000%
                      11-102                     N/A
                -------------------------------------------

     4.3  Proration of Certain Bonuses. Notwithstanding any other provision in
          ----------------------------
this ARTICLE IV, except as approved by the Compensation Committee prior to the payment of Personal Performance Bonuses, or subsequently thereto by ratification, the amount of the Personal Performance Bonuses payable to all Employees of the Company and all Participating Employers in Pay Grades 103 - 202 may not exceed the amount that would be payable to all such Employees if each of their Personal Performance Percentages were determined to be 100%.

     4.4  Terminated Eligible Employees. Terminated Eligible Employees shall be
          -----------------------------
eligible to receive a Personal Performance Bonus based upon an assumed Personal Performance Percentage of 100%.

     4.5  Ineligible Employees. Employees with a Pay Grade 102 and below and
          --------------------
Employees whose Personal Performance Percentage (determined pursuant to Section 4.1) is less than 25% shall not be eligible to receive a Personal Performance Bonus.

                                   ARTICLE V
                                   ---------

                            TEAM PERFORMANCE BONUS
                            ----------------------

     5.1  Team Performance LEvel. This ARTICLE V shall be applicable only to
          ----------------------
Employees designated as members of an Exploration Team, or other Team. At the end of the Plan Year, the Vice Presidents responsible for each Team will make an assessment of the performance of their respective Teams. The overall Team Performance Ratings for each Company officer responsible for one or more Teams will be determined by the appropriate Senior Vice President or the Chief Executive Officer of the Company or NGC. In accordance with the Company's performance management system, such officer will rate the degree to which the Team met the Key Objectives that were established for the Team during the Plan Year. Each Team will be rated in one of the Company's Performance Rating Categories. In conjunction with these ratings, each such officer will assign a Team Performance Percentage for their respective Teams in accordance with Table II in Section 4.1. If the Team Performance Level of a Team is less than 25%, the Employees assigned to the Team will not receive a Team Performance Bonus. The percentages shown in the "Target Performance Level" category specified in the Table set forth below in Section 5.2 shall be multiplied by the Team's Team Performance Percentage to determine the applicable percentage for calculating the Team Performance Bonus of the Employees from each Team.

     5.2  Determination of Team Performance Bonus. Subject to Section 5.4, an
          ---------------------------------------
Employee's Team Performance Bonus is calculated by multiplying (x) the Employee's Bonus Eligible Earnings by (y) the Team Performance Percentage determined pursuant to Section 5.1 and (z) multiplying that product by the applicable Target Team Performance Level, as set forth in the following Table
IV:

                                    TABLE IV
                                    --------

                -------------------------------------------
                       Pay                     Target
                      Grade              Performance Level
                -------------------------------------------
                     113-203                   N/A
                     111-112                20.000%
                       110                  15.000%
                       109                  10.000%
                     107-108                12.000%
                     105-106                 8.250%
                     103-104                 4.500%
                      11-102                 2.500%
                -------------------------------------------

     5.3  Terminated Eligible Employees. Terminated Eligible Employees shall be
          -----------------------------
eligible to receive a Team Performance Bonus based upon the target Team Performance Percentage for the applicable Team.

     5.4  Proration of Certain Team Performance Bonuses. Notwithstanding any
          ---------------------------------------------
other provision in this Article V, except as approved by the Compensation Committee prior to the payment of Team Performance Bonuses, or subsequently thereto by ratification, the amount of Team Performance Bonuses payable to all Employees of the Company and all Participating Employers in Pay Grades 112 and below shall not exceed the amount that would be payable to all such Employees if the Team Performance Percentages applicable to all such Employees were determined to be 100%.

                                  ARTICLE VI
                                  ----------

                               PAYMENT OF BONUS
                               ----------------

     6.1  Pay Grade. The bonus payable to an eligible Employee who was in more
          ---------
than one Pay Grade during the Plan Year shall be calculated on a pro-rata basis in accordance with the amount of time spent by such Employee in each Pay Grade during the Plan Year.

     6.2  Multiple Teams. The bonus payable to an eligible Employee who was in
          --------------
more than one Team during the Plan Year shall be calculated on a pro-rata basis in accordance with the amount of time spent by such Employee in each Team during the Plan Year.

     6.3  Multiple Units or Sites. The bonus payable to an eligible Employee who
          -----------------------
was in more than one Unit during the Plan Year shall be calculated on a pro-rata basis in accordance with the amount of time spent by such Employee in each Unit during the Plan Year.

     6.4  Time and Method of Payment. The aggregate of any and all bonuses
          --------------------------
payable under the Plan shall be payable to each eligible Employee and Terminated Eligible Employee in cash as soon as practicable following the close of the Plan Year, provided, however, the Team portion of the Performance Bonus for Employees assigned to Sites in pay grades 102 and below shall be calculated and paid on a calendar quarter basis and shall be calculated on a quarter-by-quarter stand-alone basis so that each quarter?s performance is calculated, and a bonus paid attributable thereto, separately.

     6.5  Withholding Taxes. All bonuses payable hereunder shall be subject to
          -----------------
the withholding of such amounts as the Company may determine is required to be withheld pursuant to any applicable federal, state or local law or regulation.

                                  ARTICLE VII
                                  -----------

                               CHANGE OF CONTROL
                               -----------------

     7.1  In General. In the event of a Change of Control, each eligible
          ----------
Employee (including Terminated Eligible Employees who terminate employment during the Plan Year in which the Change of Control occurs) shall become entitled to the payment of a Unit Performance Bonus, a Personal Performance Bonus and a Team Performance Bonus in accordance with the provisions of this Article.

     7.2  Calculation of Bonuses. Upon a Change of Control, each eligible
          ----------------------
Employee, together with each Terminated Eligible Employee, shall become entitled to the payment of (i) a Performance Bonus calculated on the basis of a Performance Percentage equal to the greater of the actual results attained for the Plan Year or the applicable Targets for such Plan Year, (ii) a Personal Performance Bonus calculated on the basis of a Personal Performance Percentage equal to the greater of the actual Personal Performance Percentage for the Plan Year or the applicable Target Personal Performance Percentage for such Plan Year, and (iii) each such Employee and Terminated Eligible Employee who is a member of an Exploration Team, or other Team, shall be entitled to the payment of a Team Performance Bonus based upon the greater of the actual Team Performance Percentage for such Plan Year or the applicable Target Team Performance Percentage for such Plan Year. If a Change of Control occurs prior to the time that the Compensation Committee has established the targets for the Plan Year, such percentages shall be based upon the corresponding percentages for the immediately preceding Plan Year.

     7.3  Payment of Bonuses. The bonuses payable in accordance with the
          ------------------
provisions of this Article VII shall be calculated and paid as soon as practicable following the date of the Change of Control, but in no event later than the sixtieth day after the date of the Change of Control. Such payments shall be subject to the withholding of such amounts as the Company may determine is required to be withheld pursuant to any applicable federal, state or local law or regulation. Upon the completion of such payments, Eligible Employees and Terminated Eligible Employees shall have no further right to the payment of any bonus hereunder (other than any bonus payable hereunder with respect to a previous Plan Year that has not yet been paid) and this Plan shall terminate.

                                 ARTICLE VIII
                                 ------------

                              GENERAL PROVISIONS
                              ------------------

     8.1  Administration. The Plan will be administered by the Compensation
          --------------
Committee or its delegees. The Compensation Committee shall interpret the provisions of the Plan in its full and absolute discretion. The determinations of the Compensation Committee with respect to the Plan shall be conclusive. All expenses of the Company in administering the Plan shall be borne by the Company.

     8.2  Plan Unfunded. The Plan shall be unfunded and no trust or other
          -------------
funding mechanism shall be established for the Plan. All benefits to be paid pursuant to the Plan shall be paid by the Company from its general assets and an Employee (or his heir or devisee) shall not have any greater rights than a general, unsecured creditor against the Company for any benefit hereunder.

     8.3  Participation in Plan by Affiliates. Any Affiliated Entity shall
          -----------------------------------
become a party to this Plan and become a Participating Employer as determined by the Company.

     8.4  Amount Payable Upon Death of Employee. If an Employee who is entitled
          -------------------------------------
to payment hereunder dies before receiving full payment of the amount due, such amount shall be paid as soon as practicable after the close of the Plan Year, in a cash lump sum, to the beneficiary or beneficiaries designated by the Employee to receive life insurance proceeds under the Company's life insurance plan. In the absence of an effective beneficiary designation under said plan, any amount payable hereunder following the death of an Employee shall be paid to the Employee's estate.

     8.5  Right of Offset. To the extent permitted by applicable law, the
          ---------------
Company may, in its sole discretion, apply any bonus payments otherwise due and payable under this Plan against any Employee loans outstanding to the Company or other debts of the Employee to the Company.

     8.6  Amendments, Termination, Etc. The Board, upon the recommendation of
          ----------------------------
the Compensation Committee, may at any time amend, modify, suspend or terminate the Plan, provided, however, that the Compensation Committee may, consistent with its administrative powers, waive or adjust provisions of the Plan as it determines necessary from time to time.

     8.7  Payments Due Minors or Incapacitated Persons. If any person entitled
          --------------------------------------------
to a payment under the Plan is a minor, or if the Compensation Committee determines that any such person is incapacitated by reason of physical or mental disability, whether or not legally adjudicated as an incompetent, the Compensation Committee shall have the power to cause the payment becoming due to such person to be made to another for his benefit, without responsibility of the Compensation Committee, the Company, or any other person or entity to see to the application of such payment. Payments made pursuant to such power shall operate as a complete discharge of the Compensation Committee, the Plan and the Company.

     8.8  Section Headings. The Section headings are included herein only for
          ----------------
convenience, and they shall have no effect on the interpretation of the Plan.

     8.9  Severability. If any article, section, subsection or specific
          ------------
provision is found to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if such illegal and invalid provision had never been set forth in the Plan.

     8.10 No Right to Employment. The establishment of this Plan shall not be
          ----------------------
deemed to confer upon any person any legal right to be employed by, or to be retained in the employ of, the Company or any Affiliated Entity, or to give any Employee or any person any right to receive any payment whatsoever, except as provided under this Plan. All Employees shall remain subject to discharge from employment to the same extent as if this Plan had never been adopted.

     8.11 Transferability. Any bonus payable hereunder is personal to the
          ---------------
Employee and may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of except by will or by the laws of descent and distribution.

     8.12 Successors. This Plan shall be binding upon and inure to the benefit
          ----------
of the Company, the Participating Employers and the Employees and their respective heirs, representatives and successors.

     8.13 Governing Law. The Plan and all agreements hereunder shall be
          -------------
construed in accordance with and governed by the laws of the State of Colorado, unless superseded by federal law.

     Adopted as of January 1, 2000

                                        NEWMONT MINING CORPORATION


                                        By: /s/ Timothy J. Schmitt
                                            -----------------------
                                                Timothy J. Schmitt
                                                Vice President

                                  APPENDIX  A

- -------------------------------------------------------------------------------------------------------------------------------
                                           Site Team                       Business Unit                    Corporate
                                 (Mining, Processing, Support)      (Operating Sites & Nevada)
                 Pay Grade            Total Cost/ton (ne)           Total Cost/oz.     Operating
                                         or Total Cost              or lb.             Cash Flow       Cash Flow per Share
- -------------------------------------------------------------------------------------------------------------------------------
Front Line     102 & below                   75%                    10%                   10%                   5%
- -------------------------------------------------------------------------------------------------------------------------------
Supervisor       103 - 106                   45%                    40%                   10%                   5%
- -------------------------------------------------------------------------------------------------------------------------------
Manager          107 - 109                                          40%                   40%                  20%
- -------------------------------------------------------------------------------------------------------------------------------
GM/VP            110 - 114                                          30%                   40%                  30%
- -------------------------------------------------------------------------------------------------------------------------------


- -------------------------------------------------------------------------------------------------------------------------------
                                                     Consolidated Corporate Performance
- -------------------------------------------------------------------------------------------------------------------------------
                                     Total Cost / Equivalent Oz.   Cash Flow per Share           Earnings per Share
                                     (including Corporate G&A)
- -------------------------------------------------------------------------------------------------------------------------------
Non-Site            All Levels               70%                             20%                               10%
- -------------------------------------------------------------------------------------------------------------------------------